SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [ X ]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

[X ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                                BURKE MILLS, INC.
                                -----------------
                (Name of Registrant as Specified In Its Charter)

                                            N/A
                                           -----
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

         Payment Filing Fee (Check the appropriate box):

[X ]     No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1) Title of each class of securities to which transaction applies:

                                            N/A

         2) Aggregate number of securities to which transaction applies:

                                            N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                            N/A

         4) Proposed maximum aggregate value of transaction:

                                            N/A

         5) Total fee paid:

                                            N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)  Amount Previously Paid:

                                            N/A

         2)  Form, Schedule or Registration Statement No.:

                                            N/A

         3)  Filing Party:

                                            N/A

         4)  Date Filed:

                                            N/A

--------------------------------------------------------------------------------


                                BURKE MILLS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                      2000

--------------------------------------------------------------------------------

         The 2000 annual meeting of the shareholders of Burke Mills, Inc. ("the Company") will be held at the executive offices of the Company, 191 Sterling Street N.W., Valdese, North Carolina, at 2:00 P.M. on Tuesday, May 16, 2000, for the following purposes:


         (1) To elect five directors to serve until the next annual meeting of the shareholders and until their successors shall be elected and shall qualify.

         (2) To transact such other business as may properly come before the meeting or any adjournments thereof.


         The close of business on April 7, 2000 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at said meeting.

         Management hopes all shareholders can attend this meeting. Whether or not you expect to be present, you are requested to date and sign the enclosed proxy and return it promptly in the enclosed envelope. The proxy will be returned to any shareholder who attends the meeting and requests such return.



                                              By order of the Board of Directors
                                              Pender R. McElroy
                                              Secretary of Burke Mills, Inc.

April 17, 2000




                        -------------------------------

                                 PROXY STATEMENT

                        -------------------------------



                              Annual Meeting of the
                        Shareholders of Burke Mills, Inc.
                             to be held May 16, 2000
                        ---------------------------------

SOLICITATION AND REVOCATION OF APPOINTMENT OF PROXY
---------------------------------------------------

         The enclosed appointment of proxy is solicited by the Board of Directors of Burke Mills, Inc. ("the Company"). It is revocable upon receipt of written notice of revocation by the Secretary of the Company at any time before it is exercised. If the enclosed appointment of proxy is signed and returned, the shares covered by the appointment will be voted at the meeting (and all adjourned sessions).

         The cost of soliciting appointments of proxy will be borne by the Company, and such costs are not expected to exceed an amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers, who will carry out any solicitations to be made, which amount is not expected to exceed $5,000.00.

         The mailing address of the principal executive offices of the Company is:

                                                   Burke Mills, Inc.
                                                   Post Office Box 190
                                                   Valdese, North Carolina 28690

         The approximate date on which the proxy statements and proxy cards are first sent or given to shareholders is April 19, 2000.


VOTING RIGHTS
-------------

         The holders of stock of the Company on April 7, 2000 are the only shareholders entitled to notice of and to vote at the annual meeting of shareholders on May 16, 2000 and at any adjournments thereof. On April 7,2000 (the record date) there were 2,741,168 shares of stock outstanding and entitled to vote. Each share of stock is entitled to one vote.


VOTING PROCEDURES
-----------------

         If a majority of the shares of the Company issued and outstanding are present at the meeting in person or by proxy, a quorum will exist.

         Each shareholder entitled to vote shall have the right to cast one vote per share outstanding in the name of such shareholder (a) on the motion before the body or (b) as to election of directors, for each nominee for each directorship to be filled. For a motion to pass, the votes cast in favor of the motion must exceed the votes cast against the motion. Directors are elected by a plurality of the votes cast; the nominees with the largest number of votes will be elected up to the maximum number of directors to be elected (which is five).

         Votes by proxy will be tabulated by First Union National Bank, the stock transfer agent for the Company. The votes by proxy will be cast at the meeting by the proxy holders. Any shareholder may vote in person at the meeting if no appointment of proxy has been made or if the appointment is revoked. Votes will be tabulated by the secretary of the Company.

         Under North Carolina law and under the articles of incorporation and bylaws of the Company, abstentions and broker non-votes have no effect since a majority of the votes cast will carry a motion and directors are elected by a plurality of the votes cast.


SUBSTANTIAL SHAREHOLDERS
------------------------

         As of March 14, 2000 the following persons are the only persons known to the Company to be the beneficial owners of more than five percent of the common stock of the Company (the only voting securities of the Company):

Title of              Name and Address of                  Amount and Nature of                Percent
Class                    Beneficial Owner                  Beneficial Ownership              of Class
--------              -------------------                  ---------------------
Common                Naseus, Inc.                              1,443,329 shares                 52.7%
Stock                 Flat 72, Building 383                        (Direct)
                      Road 1912
                      Manama Town 319, Bahrain

Common                Humayun N. Shaikh                         1,443,329 shares                 52.7%
Stock                 Nafees Cotton Mills, Ltd.                    (Indirect)
                      Ismail Aiwan-i-Science
                      Shahrah-i-Jalaluddin Roomi
                      Lahore - 54600, Pakistan

Title of              Name and Address of                  Amount and Nature of                Percent
Class                    Beneficial Owner                  Beneficial Ownership              of Class
--------
Common                Hickory Industries, Inc.                  270,000 shares                   9.85%
Stock                 Box 429                                      (Direct)
                      Hickory, N.C. 28603

Common                Robert E. Bell, Jr.                       270,000 shares                   9.85%
Stock                 Hickory Industries, Inc.                     (Indirect)
                      Box 429
                      Hickory, N.C. 28603


         The shares beneficially owned by Humayun N. Shaikh are shares owned of record by Naseus, Inc. Naseus, Inc., a Panamanian corporation, holds 1,443,329 shares of the Company's stock. Naseus, Inc. is a holding company for business interests and does not conduct any active operations. Mr. Humayun Shaikh is the owner of all the stock of Naseus, Inc.

         Robert E. Bell, Jr. is the president, director and majority shareholder of Hickory Industries, Inc. Hickory Industries, Inc. directly owns of record 270,000 shares of the stock of the Company.

         The Company is informed and believes that as of March 14,2000 Cede &Co. held 1,078,076 shares of the Company (39.3%) as nominee for Depository Trust Company, 55 Water Street, New York, New York 10004, that Cede & Co. and Depository Trust Company both disclaim any beneficial ownership thereof, and that such shares are held for the account of numerous other persons, no one of whom is believed to beneficially own five percent or more of the common stock of the Company, except for the stock owned by Hickory Industries, Inc.


ELECTION OF DIRECTORS
---------------------

         Five directors are to be elected at the annual meeting of shareholders to be held on May 16, 2000. Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

         The enclosed proxy will be voted in favor of the election of the following nominees as directors:


                                                                       Amount (Shares)
                                                                        and Nature of
           Name                             Principal                      Beneficial            Percent
(Age)(Year lst Elected)                    Occupation                     Ownership              of Class
-----------------------                    -----------                ---------------            --------
    Humayun N. Shaikh                      Chairman of                      1,443,329              52.07%
    (57)      (1978)                       the Company              (Direct and Indirect)


    Charles P. McCamy                      President of                        10,100               0.37%
    (46)      (1998)                       the Company                        (Direct)

    William T. Dunn                        Retired                              7,000               0.25%
    (66)      (1996)                                                          (Direct)

    Robert P. Huntley                      Chairman,                          120,000               4.04%
    (62)      (1993)                       Secretary                           (Direct)
                                           and Treasurer,
                                           Timberidge Lumber Co.
                                           Hickory, N.C.

    Aehsun Shaikh                          Director,                              0                 0.00%
    (27)      (1999)                       Nafees Cotton Mills, Ltd. and
                                           Legler- Nafees Denim Mills, Ltd.
                                                        Lahore, Pakistan

         All nominees are incumbents.

         "Direct" ownership means ownership as record owner. "Indirect" ownership means beneficial ownership other than as record owner.

         Mr.  Humayun  Shaikh  serves as a director of Nafees  Cotton Mills,
Ltd (engaged in synthetic yarn spinning) of Lahore, Pakistan, and has so served for more than the past five years. Until 1994 he was a director of Colony Textile Mills, Ltd.(engaged in spinning and weaving of yarn and dyeing and printing of fabric) and of National Security Insurance Co., Ltd. (engaged in the writing of property and casualty insurance) both of Lahore, Pakistan, and so served for more than the five years prior to 1994. Mr.Shaikh devotes approximately 75% of his time to the management of the Company. Mr. Shaikh served as President of the Company from January 1981 until May 1992, when he became Chairman.

         Charles P. McCamy has been President and Chief Operating Officer of the Company since September 1997. From March 1996 to September 1997, Mr. McCamy was a sales representative for Schloss Griffin Associates, Inc., Charlotte, North Carolina, engaged in the marketing of knitting, dyeing and finishing equipment. From July 1994 to March 1996, he was Executive Vice President and Chief Operating Officer of Lida, Inc. of Charlotte, North Carolina, a manufacturer of stretch fabrics and printed products for the women's wear and the active wear markets. From January 1990 to July 1994, he was President of the Knit Fabrics Division of Dixie Yarns, Inc.in Gastonia, North Carolina, engaged in knitting and marketing fabrics. For 14 years prior to 1990, Mr. McCamy held various management positions with West Point Pepperell, Inc.

         Mr. Huntley was Executive Vice President of Newton Transportation Company, Inc., Lenoir, North Carolina, from 1986 until March 31, 1996. Newton Transportation Company, Inc. is a long haul new furniture carrier.
Mr. Huntley serves as Chairman, Secretary and Treasurer of Timber Ridge Lumber Company, Inc. a supplier of hardwood lumber to the furniture industry. He also has business interests in other areas including real estate, fabric and furniture. Mr. Huntley is licensed as a certified public accountant.

         Mr. Dunn is retired. From 1978 to 1986 Mr. Dunn was Executive Vice President and a member of the Board of Directors of E. F. Hutton and Company, having responsibility for trading, marketing, research and syndication of all fixed income products to institutional clients. From 1986 to 1991 Mr. Dunn was Senior Managing Director with Bear Stearns and Company. From 1991 until January 1995 Mr. Dunn was Managing Director of PaineWebber, Inc. In these latter two positions, Mr. Dunn had responsibility for trading, marketing, research and syndication of fixed income products to institutional clients in the international market.

         Mr. Aehsun Shaikh is a director(a management position) of Nafees Cotton Mills, Ltd. since 1993 and of Legler-Nafees Denim Mills, Ltd. since 1999.
Mr. Shaikh is the son of Humayun Shaikh, Chairman of the Board of the Company.

         The Board of Directors of the Company met four times during the fiscal year ended January 1, 2000. All members of the board attended three of the meetings. Mr. McCamy, Mr. Dunn and Mr. Aehsun Shaikh attended the remaining meeting.

BOARD COMMITTEES
----------------

         The Board of Directors of the Company has two standing committees-Audit and Compensation. The Board has no nominating committee. Mr. Huntley and Mr. Dunn serve on the Audit Committee and the Compensation Committee. These committees met once during the last fiscal year. Both members attended both meetings. The duties of the Audit Committee are to review the work of the Company's auditors and to confer with the auditors on matters concerning the annual audit. The duties of the Compensation Committee are to review, and advise the board on, the compensation of the Chairman and Chief Executive Officer of the Company and the other executive officers of the Company.

         The Audit Committee did review and discuss with management the audited financial statements of the Company for the fiscal year ended January 2, 1999. As to the audited financial statements of the Company for the fiscal year ended January 1,2000, since those financial statements were issued, the Audit Committee has not met to review and discuss those statements with management; such review and discussion is anticipated to take place on the date of the annual meeting of directors of the Company on May 16, 2000.

         The Audit Committee has discussed with the independent auditors of the Company the matters required to be discussed by SAS 61, as may be modified or supplemented.

         The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has not discussed with the independent accountant the independent accountant's independence.


         Based on the review and discussions specified above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended January 2, 1999.
                                            Robert P. Huntley
                                            William T. Dunn
                                            Members-Audit Committee

         The Board of Directors of the Company has not adopted a written charter for the Audit Committee but expects to do so not later than June 14, 2000.

         Management believes that the members of the Audit Committee of the Company are independent as defined by Rule 4200(a)(15) of the National Association of Securities' Dealers listing standards.

STOCK OWNED BY OFFICERS
-----------------------

         As of March 14, 2000, the common stock of the Company (the only class of equity securities of the Company) beneficially owned by the chief executive officer, Humayun N. Shaikh, by the four most highly compensated executive officers other than Mr.Shaikh, and by all officers and director nominees as a group is as follows:

                                               Amount (Shares)
                                                  and Nature of                             Percent
Name/Group                                     Beneficial Ownership                          of Class
-----------                                    --------------------                         ---------
Humayun N. Shaikh                                    1,443,329                                52.07%
Chairman                                              Indirect

Charles P. McCamy                                       10,100                                 0.37%
President                                               Direct

Thomas I. Nail                                           6,800                                 0.25%
Vice President - Finance                                Direct

Richard F. Byers                                         6,000                                 0.22%
Vice President-Sales                                    Direct

Jack M. Briggs                                               0                                 0.00%
Vice President-Manufacturing

All officers and director                            1,593,329                                57.07%
nominees as a group                                (Direct and
(9 persons)                                          Indirect)


EXECUTIVE OFFICERS OF THE COMPANY
---------------------------------

         All executive officers of the Company are serving until the next annual meeting of directors and until their successors have been duly elected and qualified. The current officers of the Company, in addition to Humayun
N. Shaikh and Charles P. McCamy, are as follows:

         Thomas I. Nail (age 52) is Vice President-Finance of the Company, having assumed that office a second time in June 1997. From March 1994 to June 1997, Mr. Nail was Chief Financial Officer, Secretary and Treasurer of Alba Waldensian, Inc., Valdese, North Carolina, a manufacturer of women's intimate apparel and health products. From September 1987 to March 1994, Mr. Nail was Vice President-Finance of the Company. Prior to 1987, Mr. Nail held accounting and controller positions with several companies.

         Richard F. Byers (age 60) is Vice President-Sales of the Company, having assumed that office in December 1978. Mr.Byers served as production control manager of the Company from 1968 to December 1978.

         Jack M. Briggs(age 49)is Vice President-Manufacturing of the Company, having assumed that office in September 1998. Mr. Briggs served as Technical Director of the Company from September 1996 to January 1998 and as Director of Manufacturing from January 1998 to September 1998. Prior to September 1996, Mr. Briggs was a consultant to the textile industry, specializing in dyeing and finishing from February 1995 to September 1996, and with Sara Lee Corporation in a number of different positions related to dyeing and finishing, including Director of Textiles for Champion Products, a division of Sara Lee Corporation, from 1990 to 1995.

         Pender R. McElroy (age 59) is Secretary of the Company, having assumed that office in April 1981. Mr. McElroy is a member of the law firm of James, McElroy & Diehl, P.A., Charlotte, North Carolina, legal counsel for the Company.

         Michael B. Smith (age 43) is Assistant Secretary of the Company, having assumed that office in May 1985. Mr. Smith has been employed by the Company as a cost accountant since 1978.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------

         All plan and non-plan compensation awarded to, earned by, or paid to the chief executive officer, Humayun N. Shaikh, and Charles P. McCamy and Thomas I. Nail for the past three fiscal years is shown in the following table:

                           SUMMARY COMPENSATION TABLE
                           --------------------------
                               Annual Compensation
                               -------------------
                                                                               Other Annual          All Other
          Name and                            Salary          Bonus            Compensation        Compensation
     Principal Position          Year           ($)            ($)                  ($)                 ($)
---------------------------------------------------------------------------------------------------------------
Humayun N. Shaikh                1997        $150,000           0                  $288                  0
Chairman and CEO                 1998        $210,000           0                  $450                  0
                                 1999        $210,000           0                  $354                  0
Charles P. McCamy                1997        $ 43,269        $12,500               $ 71                  0
President and COO                1998        $150,000           0                  $450                  0
                                 1999        $150,000          $0                  $498                  0
Thomas I. Nail                   1997        $ 50,024           0                  $567                  0
Vice President-Finance and       1998        $103,000           0                  $933                  0
CFO                              1999        $103,000          $0                  $894                  0

         There is no current executive officer of the Company whose total annual salary and bonus exceeded $100,000 for the last completed fiscal year, except for Humayun N.Shaikh, Charles P. McCamy and Thomas I. Nail.Annual compensation exceeded that figure during each of the last three fiscal years for Mr. Shaikh and during 1998 and 1999 for Mr. McCamy and Mr. Nail. Mr.McCamy joined the Company in September 1997, and Mr. Nail rejoined the Company in July 1997.

         The category of Other Annual Compensation for Mr.Shaikh and Mr. McCamy represents the annual premium on group life insurance for each of them on the amount in excess of $50,000 of coverage and the nonbusiness portion of use of a company owned automobile.

         The Company has no long-term compensation arrangements with its executive officers.

         Directors who are employed by the Company are not compensated for services as directors. Directors not employed by the Company receive $500 for each Board meeting or committee meeting attended. Mr. Humayun Shaikh receives reimbursement for actual travel expenses incurred while traveling for the Company.

         Robert P. Huntley and William T. Dunn served as members of the Compensation Committee of the Board during 1999. Neither was or is an officer or employee of the Company.

         Mr. Dunn received $40,000 from the Company, paid quarterly, in 1999 for consulting services to the Company in the areas of its operations. At the present time the Company has no arrangement with Mr.Dunn in this regard for 2000.

         Charles P. McCamy, President and Chief Operating Officer of the Company, and the Company have entered into an agreement of employment under the terms of which Mr. McCamy receives a base salary of $150,000.00 per year and a bonus equal to a percentage of net profit after taxes ("NPAT")for each fiscal year of the Company. The bonus is 1% of NPAT over $1,000,000.00 and under  $2,500,000.00;  1.5% of NPAT over  $2,500,000.00 and under
$4,000,000.00;  and, 2% of NPAT over $4,000,000.00 and under $6,000,000.00. The employment agreement between the Company and Mr. McCamy provides that if the Company terminates his employment without cause, he will receive severance pay equal to twelve months of his base salary.

         The policy of the Board of Directors for compensation of the Chief Executive Officer and the other executive officers has been and is to compensate those officers at a level as close to what the Board believes is competitive in the industry for companies of comparable size and geographic location the piedmont area of North and South Carolina).Except for Mr. McCamy's bonus arrangement, the Board does not tie company performance to the level of compensation of the Chief Executive Officer or the other executive officers.

                                               Robert P. Huntley
                                               William T. Dunn
                                               Members - Compensation Committee


TRANSACTIONS WITH RELATED PARTIES
---------------------------------

         The Company pays Nafees Cotton Mills, Ltd. (Nafees) $24,000 annually toward the expense of maintaining and operating an office for the Company in Pakistan. The Company purchases yarn from Nafees. Such yarn purchases totaled $51,000 in 1999. During 2000, as of March 28, 2000, the Company has placed orders for and received delivery from Nafees of approximately $287,000 of yarn. As of March 28, 2000, it is not known whether the Company will purchase additional yarn from Nafees, although such purchases could reasonably be anticipated if the Company receives orders for its products requiring the use of Nafees yarn. Mr.Humayun N.Shaikh and Mr. Aehsun Shaikh are directors of Nafees Cotton Mills, Ltd., and Mr. Humayun N. Shaikh and his family control a majority of the stock of Nafees.


COMPARATIVE SHAREHOLDER RETURN
------------------------------

         The graph which follows compares the yearly percentage change in the Company's cumulative shareholder return on its common stock with the cumulative total return of (a) all United States companies traded on the NASDAQ stock market and (b)28 companies traded on the NASDAQ stock market which carry NASDAQ Standard Industrial Classification (SIC) Code 22, being companies producing textile mill products (which is an index published by the Center for Research in Security Prices of the University of Chicago Graduate School of Business, Chicago, Illinois.) A list of the 28 companies will be provided to any shareholder upon written request.
























[Explanation of graph for purposes of electronic filing with the Securities and Exchange Commission. Original graph not filed electronically.]




         The performance graph shows dollar figures from $0 through $600 along the left side of the graph. Along the base of the graph, the starting point is December 30, 1994, and the graph is divided into five main segments, each representing the years from 1994 through 1999, and each of the five segments is divided into 12 sections representing the twelve months of the year.

There are four lines on the graph:

(1) One line is a level undeviated line over the five-year period which begins and ends at the $100 level.

(2) There is a solid line showing the total returns index for Burke Mills, Inc.

(3) A broken line showing the total returns index for all the U.S.companies on the NASDAQ stock market.

(4) Another broken line showing the total returns index for 28 NASDAQ stocks carrying the NASDAQ standard industrial classification code 22.


The legend on the graph indicates as follows:

                                                          Legend

CRSP Total Returns
Index for:                         12/30/94        12/29/95         12/27/96         1/2/98        12/31/98       12/31/99
------------------                 --------        --------        ---------         ------        --------       --------
Burke Mills, Inc.                    100.0             83.3             83.3           77.5           73.3            47.9
NASDAQ Stock Market (U.S.
Companies)                           100.0            141.3            174.1          214.5          300.4           556.0
NASDAQ Stocks
(SIC 2200-2299 U.S.
Companies)
Textile mill products                 100.0           118.2            158.8          229.6          212.6           191.1

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval,based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.       The index level for all series was set to $100.00 on 12/30/94.

E. Each date represents the last trading day closest to the end of the fiscal year of the company (the Saturday nearest December 31).

STOCK OPTIONS
-------------

         No officer or director of the Company was granted,exercised or realized any stock appreciation rights, options, or warrants during the fiscal year ended January 1, 2000.


DISCRETIONARY AUTHORITY
-----------------------
         The proxy being solicited confers, and the holders of each proxy shall have, discretionary authority to vote with respect to any of the following matters:

         (1) Matters which the persons making the solicitation do not know, a reasonable time before the solicitation, are to be presented at the meeting.

         (2) Approval of the minutes of the prior meeting but such approval shall not amount to ratification of the action taken at that prior meeting.

         (3) The election of any person to any office for which a bona fide nominee is named in the proxy statement and such nominee is unable to serve or for good cause will not serve.

         (4) Any proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Rules of the Securities and Exchange Commission.

         (5) Matters incident to the conduct of the meeting.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------
         It has been the custom of the Company for the Board of Directors to select the independent public accounting firm for the Company each year at its annual meeting following the annual meeting of shareholders. Therefore, no accounting firm is being recommended to or selected at this annual meeting of shareholders. Cole, Samsel & Bernstein LLC, New York, New York, and Lodi, New Jersey, is the independent public accounting firm for the Company. Cole, Samsel & Bernstein LLC was the independent public accounting firm for the Company for the fiscal year ended January 1, 2000. It is expected that a representative from Cole, Samsel & Bernstein LLC will be present at the annual shareholders meeting. That representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------
         To the knowledge of the Company, except as stated, all directors, officers and beneficial owners of more than ten percent of the common stock of the Company and other persons required to so file did file on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934.


PROPOSALS OF SHAREHOLDERS
-------------------------

         Any proposals of shareholders intended to be presented at the 2000 annual meeting of the shareholders, now scheduled for May 15, 2001, must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than December 31, 2000. Any such proposal must be received at the principal executive offices of the Company.


FORM 10-K
---------

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON  SOLICITED,
UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 1O-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JANUARY 1, 2000. SUCH REQUEST SHOULD BE DIRECTED TO THOMAS I.NAIL, BURKE MILLS, INC., P. O. BOX 190, VALDESE, NORTH CAROLINA 28690.




            [Specimen of proxy card for purposes of electronic filing
                  with the Securities and Exchange Commission]

                                BURKE MILLS, INC.

                              APPOINTMENT OF PROXY

                  Annual Meeting of Shareholders, May 16, 2000


         The undersigned shareholder hereby appoints Humayun N. Shaikh, Chairman of the Board of the Company, and Charles P.McCamy, President of the Company, with full power of substitution, the lawful attorneys, agents and proxies of the undersigned to vote all shares of Burke Mills, Inc. held by the undersigned, cumulatively or not cumulatively, with respect to the election of directors, at the Annual Meeting of its shareholders to be held at 2:00 P.M. on May 16, 2000, at the executive offices of the Company in Valdese, North Carolina, and all adjourned sessions thereof, with all the powers the undersigned would possess if personally present at such meeting, and upon the following matters:

         1. The election of the following persons who will be nominated to serve as directors:

                           Humayun N. Shaikh                  Robert P. Huntley
                           Charles P. McCamy                  William T. Dunn
                                              Aehsun Shaikh

         INSTRUCTIONS: You May Withhold Authority To Vote For Any Nominee By Lining Through Or Otherwise Striking Out The Name Of Any Nominee. If You Execute This Proxy In Such A Manner As Not To Withhold Authority To Vote For The Election Of Any Nominee, This Proxy Shall Be Deemed To Grant Such Authority.

         2. Such other business and matters as may be brought before the meeting or any adjournments thereof, including any matters which are not known or anticipated a reasonable time before the solicitation.

         The shares represented by this proxy will be voted as directed by the shareholder. If the person solicited specifies that authority to vote for a nominee for director be withheld, the shares will be voted in accordance with such specification.If no direction is given, the shares will be voted FOR all nominees for director. To be voted, the proxy must be received prior to the meeting.

         This Appointment of Proxy Confers Upon the Holders Discretionary Authority To Vote On The Matters Specified In The Proxy Statement Under The Heading "Discretionary Authority."

         This Appointment of Proxy is Solicited By The Board of Directors Of The Company.


Dated:________________________________, 2000

_______________________________________
Signature of Shareholder

               (Please Sign exactly as name appears on this proxy. Executors, Trustees, etc. should give full title).